Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
June 30, 2022

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year-to-Date	7
Selected Average Balances by Currency - Rates Earned and Paid	8
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	11
Assets Under Custody and/or Administration	12
Assets Under Management	13
Industry Flow Data by Asset Class	14
Line of Business Information	15
Allowance for Credit Losses	16

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	17
Reconciliation of Pre-tax Margin Excluding Notable Items	20
Reconciliations of Constant Currency FX Impacts	21

Capital:
Reconciliation of Tangible Common Equity Ratio	22
Regulatory Capital	23

This financial information should be read in conjunction with State Street's news release dated July 15, 2022.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2018	2019	2020	2021
Year ended December 31:
Total fee revenue	$9,454	$9,147	$9,499	$10,012
Net interest income	2,671	2,566	2,200	1,905
Other income	6	43	4	110
Total revenue	12,131	11,756	11,703	12,027
Provision for credit losses	15	10	88	(33)
Total expenses	9,015	9,034	8,716	8,889
Income before income tax expense	3,101	2,712	2,899	3,171
Income tax expense	508	470	479	478
Net income	2,593	2,242	2,420	2,693
Net income available to common shareholders	$2,404	$2,009	$2,257	$2,572
Per common share:
Diluted earnings per common share	$6.39	$5.38	$6.32	$7.19
Average diluted common shares outstanding (in thousands)	376,476	373,666	357,106	357,962
Cash dividends declared per common share	$1.78	$1.98	$2.08	$2.18
Closing price per share of common stock (at year end)	63.07	79.10	72.78	93.00
Average balance sheet:
Investment securities	$88,070	$91,768	$109,175	$111,730
Total assets	223,385	223,334	269,334	299,743
Total deposits	161,408	158,262	193,225	235,404
Ratios and other metrics:
Return on average common equity	12.1%	9.4%	10.0%	10.7%
Pre-tax margin	25.6	23.1	24.8	26.4
Pre-tax margin, excluding notable items(1)	28.8	25.8	26.3	27.6
Net interest margin, fully taxable-equivalent basis	1.47	1.42	0.97	0.74
Common equity tier 1 ratio(2)(3)(4)	11.7	11.7	12.3	14.3
Tier 1 capital ratio(2)(3)(4)	15.5	14.5	14.4	16.1
Total capital ratio(2)(3)(4)	16.3	15.6	15.3	17.5
Tier 1 leverage ratio(2)(3)	7.2	6.9	6.4	6.1
Supplementary leverage ratio(2)(3)	6.3	6.1	8.1	7.4
Assets under custody and/or administration (in trillions)	$31.62	$34.36	$38.79	$43.68
Assets under management (in trillions)	2.51	3.12	3.47	4.14

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22	2021	2022	YTD2022 vs. YTD2021
Fee revenue:
Back office servicing fees	$1,266	$1,290	$1,289	$1,272	$1,268	$1,205	(6.6)%	(5.0)%	$2,556	$2,473	(3.2)%
Middle office services	103	104	102	105	100	92	(11.5)	(8.0)	207	192	(7.2)
Servicing fees	1,369	1,394	1,391	1,377	1,368	1,297	(7.0)	(5.2)	2,763	2,665	(3.5)
Management fees	493	504	526	530	520	490	(2.8)	(5.8)	997	1,010	1.3
Foreign exchange trading services	346	286	279	300	359	331	15.7	(7.8)	632	690	9.2
Securities finance	99	109	106	102	96	107	(1.8)	11.5	208	203	(2.4)
Front office software and data	96	148	116	124	138	126	(14.9)	(8.7)	244	264	8.2
Lending related and other fees	64	63	64	63	63	62	(1.6)	(1.6)	127	125	(1.6)
Software and processing fees	160	211	180	187	201	188	(10.9)	(6.5)	371	389	4.9
Other fee revenue	16	10	22	15	29	(43)	nm	nm	26	(14)	nm
Total fee revenue	2,483	2,514	2,504	2,511	2,573	2,370	(5.7)	(7.9)	4,997	4,943	(1.1)
Net interest income:
Interest income	471	467	487	483	521	704	50.7	35.1	938	1,225	30.6
Interest expense	4	—	—	(1)	12	120	nm	nm	4	132	nm
Net interest income	467	467	487	484	509	584	25.1	14.7	934	1,093	17.0
Other income:
Gains (losses) related to investment securities, net	—	—	(1)	58	(1)	(1)	—	—	—	(2)	nm
Other income	—	53	—	—	—	—	nm	—	53	—	nm
Total other income	—	53	(1)	58	(1)	(1)	nm	—	53	(2)	nm
Total revenue	2,950	3,034	2,990	3,053	3,081	2,953	(2.7)	(4.2)	5,984	6,034	0.8
Provision for credit losses	(9)	(15)	(2)	(7)	—	10	nm	nm	(24)	10	nm
Expenses:
Compensation and employee benefits	1,242	1,077	1,054	1,181	1,232	1,046	(2.9)	(15.1)	2,319	2,278	(1.8)
Information systems and communications	421	398	406	436	423	392	(1.5)	(7.3)	819	815	(0.5)
Transaction processing services	270	263	253	238	264	240	(8.7)	(9.1)	533	504	(5.4)
Occupancy	109	100	102	133	95	96	(4.0)	1.1	209	191	(8.6)
Acquisition and restructuring costs	10	11	18	26	9	12	9.1	33.3	21	21	—
Amortization of other intangible assets	58	63	62	62	61	60	(4.8)	(1.6)	121	121	—
Other	222	199	221	254	243	262	31.7	7.8	421	505	20.0
Total expenses	2,332	2,111	2,116	2,330	2,327	2,108	(0.1)	(9.4)	4,443	4,435	(0.2)
Income before income tax expense	627	938	876	730	754	835	(11.0)	10.7	1,565	1,589	1.5
Income tax expense	108	175	162	33	150	88	(49.7)	(41.3)	283	238	(15.9)
Net income	$519	$763	$714	$697	$604	$747	(2.1)	23.7	$1,282	$1,351	5.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22	2021	2022	YTD2022 vs. YTD2021
Adjustments to net income:
Dividends on preferred stock(1)	$(30)	$(34)	$(21)	$(34)	$(20)	$(35)	2.9%	75.0%	$(64)	$(55)	(14.1)%
Earnings allocated to participating securities	—	(1)	—	(1)	(1)	—	nm	nm	(1)	(1)	—
Net income available to common shareholders	$489	$728	$693	$662	$583	$712	(2.2)	22.1	$1,217	$1,295	6.4
Per common share:
Basic earnings	$1.39	$2.11	$1.99	$1.81	$1.59	$1.94	(8.1)	22.0	$3.49	$3.53	1.1
Diluted earnings	1.37	2.07	1.96	1.78	1.57	1.91	(7.7)	21.7	3.44	3.48	1.2
Average common shares outstanding (in thousands):
Basic	350,743	345,889	347,718	365,798	366,542	367,375	6.2	0.2	348,303	366,961	5.4
Diluted	355,690	351,582	353,494	371,685	372,037	372,123	5.8	—	353,434	372,080	5.3
Cash dividends declared per common share	$0.52	$0.52	$0.57	$0.57	$0.57	$0.57	9.6	—	$1.04	$1.14	9.6
Closing price per share of common stock (as of quarter end)	84.01	82.28	84.72	93.00	87.12	61.65	(25.1)	(29.2)	82.28	61.65	(25.1)
Balance sheet averages for the quarter:
Investment securities	$107,809	$111,481	$113,635	$113,906	$119,286	$113,929	2.2	(4.5)	$109,656	$116,593	6.3
Total assets	296,328	308,195	291,459	303,007	295,010	291,435	(5.4)	(1.2)	302,294	293,213	(3.0)
Total deposits	226,232	242,310	233,266	239,680	233,268	228,417	(5.7)	(2.1)	234,316	230,829	(1.5)

Ratios and other metrics:
Effective tax rate	17.2%	18.6%	18.5%	4.6%	19.9%	10.5%	(810)	bps	(940)	bps	18.1%	15.0%	(310)	bps
Return on average common equity	8.4	12.6	11.6	10.3	9.5	12.1	(50)		260		10.5	10.8	30
Return on tangible common equity(2)	13.4	17.3	17.3	15.7	14.7	17.3	—		260		17.0	16.8	(20)
Pre-tax margin	21.3	30.9	29.3	23.9	24.5	28.3	(260)		380		26.2	26.3	10
Pre-tax margin, excluding notable items(3)	22.6	29.7	29.9	28.1	24.8	28.7	(100)		390		26.2	26.7	50
Net interest margin, fully taxable-equivalent basis	0.75	0.71	0.76	0.73	0.80	0.94	23		14		0.73	0.87	14
Common equity tier 1 ratio(4)(5)	10.8	11.2	13.5	14.3	11.9	12.9	170		100		11.2	12.9	170
Tier 1 capital ratio(4)(5)	12.4	12.9	15.2	16.1	13.4	14.6	170		120		12.9	14.6	170
Total capital ratio(4)(5)	14.0	14.3	16.6	17.5	14.8	15.9	160		110		14.3	15.9	160
Tier 1 leverage ratio(4)	5.4	5.2	6.3	6.1	5.9	6.0	80		10		5.2	6.0	80
Supplementary leverage ratio(4)	7.2	6.7	7.5	7.4	6.7	6.6	(10)		(10)		6.7	6.6	(10)
End-of-period securities on loan(6)	$451,913	$437,094	$417,142	$400,940	$412,162	$358,972	(17.9)%		(12.9)%		$437,094	$358,972	(17.9)%
Assets under custody and/or administration (in billions)	40,263	42,597	43,337	43,678	41,724	38,180	(10.4)		(8.5)		42,597	38,180	(10.4)
Assets under management (in billions)	3,591	3,897	3,862	4,138	4,022	3,475	(10.8)		(13.6)		3,897	3,475	(10.8)

(1) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021. The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity.
(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of June 30, 2022 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) Average securities on loan were $429,991 million, $457,604 million, $418,111 million and $412,403 million in the first, second, third and fourth quarters of 2021, respectively, and $397,522 million and $386,734 million in the first and second quarters of 2022.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of						% Change
(Dollars in millions, except per share amounts)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	2Q22 vs. 2Q21	2Q22 vs. 1Q22
Assets:
Cash and due from banks	$4,552	$4,619	$4,606	$3,631	$2,976	$3,515	(23.9)%	18.1%
Interest-bearing deposits with banks	107,554	113,347	107,553	106,358	104,010	91,360	(19.4)	(12.2)
Securities purchased under resale agreements	5,238	3,997	2,847	3,012	803	5,203	30.2	547.9
Trading account assets	786	721	720	758	754	728	1.0	(3.4)
Investment securities:
Investment securities available-for-sale	60,512	67,497	70,279	73,399	74,348	45,454	(32.7)	(38.9)
Investment securities held-to-maturity purchased under money market liquidity facility(1)	201	—	—	—	—	—	—	—
Investment securities held-to-maturity(2)	46,261	45,182	43,346	42,430	45,203	64,261	42.2	42.2
Total investment securities	106,974	112,679	113,625	115,829	119,551	109,715	(2.6)	(8.2)
Loans	31,585	30,704	32,797	32,532	35,141	33,565	9.3	(4.5)
Allowance for loan losses(3)	118	100	95	87	86	95	(5.0)	10.5
Loans, net	31,467	30,604	32,702	32,445	35,055	33,470	9.4	(4.5)
Premises and equipment, net(4)	2,143	2,169	2,191	2,261	2,229	2,240	3.3	0.5
Accrued interest and fees receivable	3,302	3,358	3,407	3,278	3,446	3,403	1.3	(1.2)
Goodwill	7,629	7,629	7,650	7,621	7,582	7,465	(2.1)	(1.5)
Other intangible assets	2,007	1,933	1,887	1,816	1,744	1,654	(14.4)	(5.2)
Other assets	45,233	45,472	45,951	37,615	44,200	41,470	(8.8)	(6.2)
Total assets	$316,885	$326,528	$323,139	$314,624	$322,350	$300,223	(8.1)	(6.9)
Liabilities:
Deposits:
Non-interest-bearing	$57,079	$61,742	$64,885	$56,461	$61,797	$55,062	(10.8)	(10.9)
Interest-bearing - U.S.	108,372	111,291	108,909	102,985	104,962	107,262	(3.6)	2.2
Interest-bearing - Non-U.S.	79,442	90,936	85,579	95,589	84,284	79,589	(12.5)	(5.6)
Total deposits(5)	244,893	263,969	259,373	255,035	251,043	241,913	(8.4)	(3.6)
Securities sold under repurchase agreements	587	658	637	1,575	4,277	951	44.5	(77.8)
Short-term borrowings under money market liquidity facility	200	—	—	—	—	—	—	—
Other short-term borrowings	642	635	549	128	18	73	(88.5)	305.6
Accrued expenses and other liabilities	31,722	23,067	22,288	17,048	26,866	17,989	(22.0)	(33.0)
Long-term debt	13,836	13,032	12,978	13,475	13,922	13,530	3.8	(2.8)
Total liabilities	291,880	301,361	295,825	287,261	296,126	274,456	(8.9)	(7.3)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	247	247	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	504	—	—
Surplus	10,227	10,246	10,763	10,787	10,762	10,757	5.0	—
Retained earnings	23,751	24,300	24,785	25,238	25,612	26,115	7.5	2.0
Accumulated other comprehensive income (loss)	(418)	(422)	(682)	(1,133)	(2,698)	(3,687)	773.7	36.7
Treasury stock, at cost(8)	(11,035)	(11,437)	(10,032)	(10,009)	(9,932)	(9,898)	(13.5)	(0.3)
Total shareholders' equity	25,005	25,167	27,314	27,363	26,224	25,767	2.4	(1.7)
Total liabilities and equity	$316,885	$326,528	$323,139	$314,624	$322,350	$300,223	(8.1)	(6.9)

(1) Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$201	$—	$—	$—	$—	$—
(2) Fair value of investment securities held-to-maturity	46,752	45,685	43,728	42,271	42,834	60,103
(3) Total allowance for credit losses including off-balance sheet commitments	135	121	117	108	107	114
(4) Accumulated depreciation for premises and equipment	4,960	5,108	5,235	5,391	5,530	5,652
(5) Average total deposits	226,232	242,310	233,266	239,680	233,268	228,417
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	348,032,982	343,503,114	365,629,173	365,982,820	367,114,788	367,619,353
(8) Treasury stock shares	155,846,660	160,376,528	138,250,469	137,896,822	136,764,854	136,260,289

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters												% Change
	1Q21		2Q21		3Q21		4Q21		1Q22		2Q22		2Q22 vs. 2Q21	2Q22 vs. 1Q22
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$95,235	(0.04)%	$99,438	(0.02)%	$79,375	—%	$86,154	(0.01)%	$76,741	0.05%	$76,531	0.36%	(23.0)%	(0.3)%
Securities purchased under resale agreements(2)	4,568	0.88	3,958	0.28	4,061	0.65	4,191	0.69	3,150	1.31	2,022	7.47	(48.9)	(35.8)
Trading account assets	800	—	729	—	733	0.02	747	0.01	761	—	746	0.01	2.3	(2.0)
Investment securities:
Investment securities available-for-sale	59,191	0.95	66,225	0.88	69,621	0.86	71,134	0.83	75,226	0.83	54,767	0.91	(17.3)	(27.2)
Investment securities held-to-maturity	47,356	1.54	45,243	1.47	44,014	1.47	42,772	1.45	44,060	1.56	59,162	1.55	30.8	34.3
Investment securities held-to-maturity purchased under money market liquidity facility	1,262	1.35	13	1.28	—	—	—	—	—	—	—	—	(100.0)	—
Total investment securities	107,809	1.21	111,481	1.12	113,635	1.10	113,906	1.06	119,286	1.10	113,929	1.24	2.2	(4.5)
Loans(3)	28,025	2.05	29,471	2.14	32,035	2.08	34,425	2.00	34,407	2.03	35,826	2.23	21.6	4.1
Other interest-earning assets	18,296	0.10	20,939	0.07	24,662	0.08	25,418	0.07	23,767	0.08	22,199	0.83	6.0	(6.6)
Total interest-earning assets	254,733	0.76	266,016	0.71	254,501	0.76	264,841	0.73	258,112	0.82	251,253	1.13	(5.5)	(2.7)
Cash and due from banks	4,529		5,594		5,103		4,998		4,018		3,829		(31.6)	(4.7)
Other assets	37,066		36,585		31,855		33,168		32,880		36,353		(0.6)	10.6
Total assets	$296,328		$308,195		$291,459		$303,007		$295,010		$291,435		(5.4)	(1.2)
Liabilities:
Interest-bearing deposits:
U.S.	$100,974	0.01%	$110,269	—%	$104,575	0.02%	$103,547	—%	$100,073	0.02%	$97,273	0.26%	(11.8)	(2.8)
Non-U.S.(4)	78,433	(0.37)	83,248	(0.32)	82,230	(0.33)	84,525	(0.31)	83,556	(0.32)	80,055	(0.20)	(3.8)	(4.2)
Total interest-bearing deposits(4)	179,407	(0.16)	193,517	(0.14)	186,805	(0.13)	188,072	(0.14)	183,629	(0.14)	177,328	0.05	(8.4)	(3.4)
Securities sold under repurchase agreements	1,017	0.05	477	(0.02)	332	—	847	(0.05)	2,279	(0.02)	4,486	0.26	840.5	96.8
Short-term borrowings under money market liquidity facility	1,264	1.21	13	1.25	—	—	—	—	—	—	—	—	(100.0)	—
Other short-term borrowings	764	0.14	893	0.27	837	0.17	659	0.28	872	—	680	0.73	(23.9)	(22.0)
Long-term debt	13,819	1.74	13,461	1.60	13,021	1.59	13,243	1.62	14,265	1.82	13,702	2.12	1.8	(3.9)
Other interest-bearing liabilities	4,848	0.73	5,682	0.80	5,461	0.78	5,943	0.71	2,881	1.50	2,518	3.31	(55.7)	(12.6)
Total interest-bearing liabilities	201,119	0.01	214,043	—	206,456	—	208,764	—	203,926	0.02	198,714	0.24	(7.2)	(2.6)
Non-interest bearing deposits(5)	46,825		48,793		46,461		51,608		49,639		51,089		4.7	2.9
Other liabilities	22,423		20,131		12,775		15,266		14,678		15,969		(20.7)	8.8
Preferred shareholders' equity	2,378		1,976		1,976		1,976		1,976		1,976		—	—
Common shareholders' equity	23,583		23,252		23,791		25,393		24,791		23,687		1.9	(4.5)
Total liabilities and shareholders' equity	$296,328		$308,195		$291,459		$303,007		$295,010		$291,435		(5.4)	(1.2)

Total deposits	$226,232		$242,310		$233,266		$239,680		$233,268		$228,417		(5.7)	(2.1)

Excess of rate earned over rate paid		0.75%		0.71%		0.76%		0.73%		0.80%		0.89%
Net interest margin		0.75%		0.71%		0.76%		0.73%		0.80%		0.94%
Net interest income, fully taxable-equivalent basis		$471		$470		$490		$487		$512		$587
Tax-equivalent adjustment		(4)		(3)		(3)		(3)		(3)		(3)
Net interest income, GAAP-basis(4)		$467		$467		$487		$484		$509		$584

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $87 billion, $62 billion, $52 billion and $48 billion in the first, second, third and fourth quarters 2021, respectively, and approximately $55 billion and $71 billion in the first and second quarters of 2022. Excluding the impact of netting, the average interest rates would be approximately 0.04%, 0.02%, 0.05% and 0.06% in the first, second, third and fourth quarters of 2021, respectively, and approximately 0.07% and 0.21% in the first and second quarters of 2022.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $27,904 million, $29,352 million, $31,935 million and $34,331 million in the first, second, third and fourth quarters of 2021 and approximately $34,320 million and $35,741 million in the first and second quarters of 2022.

(4) Average rates includes the impact of FX swap expense of approximately ($21) million, ($16) million, ($16) million and ($14) million in the first, second, third and fourth quarters of 2021, respectively, and approximately ($13) million and ($3) million in the first and second quarters of 2022. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately (0.11)%, (0.10)%, (0.10)% and (0.11)% in the first, second, third and fourth quarters of 2021, respectively, and approximately (0.11)% and 0.06% in the first and second quarters of 2022.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2021 and 2022, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2021		2022		YTD2022 vs YTD2021
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks	$97,348	(0.03)%	$76,635	0.21%	(21.3)%
Securities purchased under resale agreements(2)	4,261	0.60	2,583	3.74	(39.4)
Trading account assets	764	—	754	0.01	(1.3)
Investment securities:
Investment securities available-for-sale	62,728	0.91	64,940	0.87	3.5
Investment securities held-to-maturity	46,294	1.51	51,653	1.55	11.6
Investment securities held-to-maturity purchased under money market liquidity facility	634	1.35	—	—	nm
Total investment securities	109,656	1.56	116,593	1.17	6.3
Loans(3)	28,752	2.10	35,120	2.13	22.1
Other interest-earning assets	19,625	0.09	22,979	0.44	17.1
Total interest-earning assets	260,406	0.73	254,664	0.97	(2.2)
Cash and due from banks	5,065		3,923		(22.5)
Other assets	36,823		34,626		(6.0)
Total assets	$302,294		$293,213		(3.0)
Liabilities:
Interest-bearing deposits:
U.S.	$105,647	1.00	$98,665	0.14	(6.6)
Non-U.S.(4)	80,854	(0.34)	81,796	(0.26)	1.2
Total interest-bearing deposits(4)	186,501	(0.15)	180,461	(0.04)	(3.2)
Securities sold under repurchase agreements	745	0.02	3,389	0.17	354.9
Short-term borrowings under money market liquidity facility	635	1.21	—	—	nm
Other short-term borrowings	829	0.21	776	0.32	(6.4)
Long-term debt	13,639	1.67	13,982	1.97	2.5
Other interest-bearing liabilities	5,268	0.77	2,698	2.34	(48.8)
Total interest-bearing liabilities	207,617	—	201,306	0.13	(3.0)
Non-interest bearing deposits(5)	47,815		50,368		5.3
Other liabilities	21,269		15,326		(27.9)
Preferred shareholders' equity	2,177		1,976		(9.2)
Common shareholders' equity	23,416		24,237		3.5
Total liabilities and shareholders' equity	$302,294		$293,213		(3.0)

Total deposits	$234,316		$230,829		(1.5)

Excess of rate earned over rate paid		0.73%		0.84%
Net interest margin		0.73%		0.87%
Net interest income, fully taxable-equivalent basis		$941		$1,099
Tax-equivalent adjustment		(7)		(6)
Net interest income, GAAP-basis(4)		$934		$1,093

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $74 billion and $126 billion as of June 30, 2021 and 2022, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.03% and 0.07% for the six months ended June 30, 2021 and 2022, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of June 30, 2021 and 2022 was approximately $28,632 million and $35,035 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately ($37) million and ($16) million for the six months ended June 30, 2021 and 2022, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were (0.10)% and (0.03)% for the six months ended June 30, 2021 and 2022, respectively.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	2Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, or where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$28,656	0.95%	$26,958	(0.46)%	$8,237	0.89%	$12,680	0.55%	$76,531	0.36%
Total investment securities	91,195	1.35	9,426	0.32	4,499	1.03	8,809	1.22	113,929	1.24
Loans	29,083	2.28	4,681	1.73	1,167	2.40	895	3.06	35,826	2.23
Total other interest-earning assets(2)	22,994	1.39	106	—	8	5.51	1,859	0.83	24,967	1.34
Total interest-earning assets	$171,928	1.44	$41,171	(0.03)	$13,911	1.06	$24,243	0.96	$251,253	1.13

Total interest-bearing deposits(3)(4)	$97,906	0.35	$38,557	(0.54)	$14,918	0.14	$25,947	(0.25)	$177,328	0.05

	1Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, or where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$26,972	0.29%	$26,865	(0.44)%	$9,805	0.40%	$13,099	0.29%	$76,741	0.05%
Total investment securities	93,102	1.25	11,546	0.28	5,595	0.84	9,043	0.80	119,286	1.10
Loans	27,292	2.05	4,832	1.83	1,415	2.01	868	2.53	34,407	2.03
Total other interest-earning assets(2)	26,374	0.21	82	(0.98)	91	0.36	1,131	0.43	27,678	0.22
Total interest-earning assets	$173,740	1.07	$43,325	—	$16,906	0.67	$24,141	0.64	$258,112	0.82

Total interest-bearing deposits(3)(4)	$101,655	0.08	$39,391	(0.59)	$16,603	0.03	$25,980	(0.45)	$183,629	(0.14)

	2Q21
	USD		EUR		GBP		Other		Total
(Dollars in millions, or where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$32,592	0.15%	$23,542	(0.43)%	$18,260	0.10%	$25,044	0.07%	$99,438	(0.02)%
Total investment securities	85,503	1.30	13,514	0.26	4,271	0.72	8,193	0.84	111,481	1.12
Loans	23,879	2.15	3,614	1.97	1,426	2.25	552	2.90	29,471	2.14
Total other interest-earning assets(2)	24,238	0.11	230	(0.62)	155	0.03	1,003	0.03	25,626	0.10
Total interest-earning assets	$166,212	1.02	$40,900	0.01	$24,112	0.34	$34,792	0.32	$266,016	0.71

Total interest-bearing deposits(3)(4)	$108,704	0.06	$40,926	(0.53)	$15,723	—	$28,164	(0.41)	$193,517	(0.14)

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q21		2Q21		3Q21		4Q21		1Q22		2Q22
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$28.5	0.44%	$32.5	0.53%	$36.1	0.59%	$38.8	0.63%	$42.9	0.72%	$30.3	0.73%
Asset-backed securities	7.9	0.86	9.1	0.84	9.4	0.88	7.6	0.82	6.7	0.79	6.7	1.22
Student loans	0.3	0.94	0.3	1.19	0.2	1.18	0.2	1.25	0.2	1.43	0.2	2.25
Credit cards	0.1	0.88	0.1	0.87	0.1	0.86	0.1	0.87	0.1	0.93	0.1	1.57
Auto & equipment	1.1	0.03	1.3	(0.01)	1.3	0.03	1.2	(0.02)	1.0	(0.01)	0.9	0.16
Non-U.S. residential mortgage backed securities	2.0	0.80	2.1	0.77	2.1	0.74	2.1	0.79	2.1	0.78	2.1	1.08
Collateralized loan obligation	4.2	1.16	5.2	1.10	5.4	1.16	3.8	1.11	3.2	1.06	3.2	1.59
Other	0.2	(0.12)	0.1	(0.09)	0.3	(0.07)	0.2	(0.20)	0.1	(0.37)	0.2	0.37
Mortgage-backed securities	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57	9.8	1.62	3.4	1.22
Agency MBS	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57	9.8	1.62	3.4	1.22
Non-agency MBS	—	—	—	—	—	—	—	—	—	—	—	—
CMBS	3.8	0.78	5.6	0.53	6.5	0.50	8.0	0.43	9.2	0.40	8.9	0.59
Corporate bonds	5.4	1.33	5.3	1.29	5.0	1.27	4.3	1.29	3.9	1.02	2.8	1.32
Covered bonds	0.5	0.22	0.3	0.30	0.2	0.40	0.1	0.57	0.1	0.58	0.1	0.64
Municipal bonds	0.8	2.59	0.8	2.61	0.8	2.62	0.8	2.65	0.6	2.72	0.6	2.87
Clipper tax-exempt bonds	0.7	3.76	0.7	3.80	0.6	3.79	0.6	3.83	0.5	4.07	0.4	4.41
Other	1.3	0.93	1.2	0.94	1.4	0.93	1.5	0.92	1.6	0.86	1.5	0.98
Total available-for-sale portfolio	$59.2	0.95	$66.2	0.88	$69.6	0.86	$71.1	0.83	$75.3	0.83	$54.7	0.91

	1Q21		2Q21		3Q21		4Q21		1Q22		2Q22
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$6.0	2.10%	$5.8	1.97%	$5.3	1.73%	$4.1	1.56%	$3.5	1.24%	$13.7	0.72%
Asset-backed securities	5.0	1.31	5.1	1.22	5.1	1.19	5.1	1.13	4.9	1.05	4.5	1.67
Student loans	4.7	1.11	4.8	1.05	4.9	1.03	5.0	0.96	4.9	1.05	4.5	1.67
Non-U.S. residential mortgage backed securities	0.3	4.56	0.3	4.14	0.2	4.52	0.1	8.31	—	—	—	—
Other	—	1.13	—	1.11	—	1.11	—	0.65	—	—	—	—
Mortgage-backed securities	31.3	1.51	29.5	1.38	28.7	1.40	28.7	1.43	30.6	1.67	35.9	1.84
Agency MBS	31.2	1.51	29.4	1.37	28.7	1.39	28.7	1.41	30.6	1.66	35.8	1.84
Non-agency MBS	0.1	4.21	0.1	4.44	—	4.93	—	5.38	—	12.22	0.1	4.45
CMBS	5.0	1.54	4.9	1.61	4.9	1.57	4.9	1.52	5.0	1.53	5.1	1.71
Held-to-maturity under money market liquidity facility	1.3	1.35	—	1.28	—	—	—	—	—	—	—	—
Total held-for-maturity portfolio	$48.6	1.54	$45.3	1.47	$44.0	1.47	$42.8	1.45	$44.0	1.56	$59.2	1.55

Total investment securities	$107.8	1.21	$111.5	1.12	$113.6	1.10	$113.9	1.06	$119.3	1.10	$113.9	1.24

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	39%	36%	21%	3%	—%	1%	—%	$24.3	53.5%	$(682)	90% /10%
Asset-backed securities	—	92	8	—	—	—	—	6.4	14.1	(84)	0% / 100%
Student loans	—	13	87	—	—	—	—	0.1	2.3	(2)
Credit cards	—	100	—	—	—	—	—	0.1	1.4	(1)
Auto & equipment	—	76	24	—	—	—	—	0.8	12.8	(4)
Non-U.S. residential mortgage backed securities	—	93	6	—	—	1	—	2.0	30.6	(13)
Collateralized loan obligation	—	100	—	—	—	—	—	3.2	49.6	(64)
Other	—	64	36	—	—	—	—	0.2	3.3	—
Mortgage-backed securities	100	—	—	—	—	—	—	2.0	4.3	(69)	97% / 3%
Agency MBS	100	—	—	—	—	—	—	2.0	100.0	(69)
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	98	2	—	—	—	—	—	8.5	18.7	(73)	0% / 100%
Corporate bonds	—	—	16	47	37	—	—	2.1	4.6	(123)	89% / 11%
Covered bonds	—	100	—	—	—	—	—	—	—	(1)	100% / 0%
Municipal bonds	—	27	72	1	—	—	—	0.6	1.3	(6)	100% / 0%
Clipper tax-exempt bonds	—	12	63	14	11	—	—	0.4	1.0	(2)	0% / 100%
Other	—	1	55	44	—	—	—	1.1	2.5	(101)	94% / 6%
Total available-for-sale portfolio	43%	33%	16%	5%	2%	1%	—%	$45.4	100.0%	$(1,141)	60% / 40%

Fair Value	$19.7	$15.0	$7.4	$2.2	$0.9	$0.2	$—

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	64%	16%	13%	3%	4%	—%	—%	$17.9	27.8%	$(202)	100% / 0%
Asset-backed securities	—	25	73	—	2	—	—	4.5	7.0	(123)	4% / 96%
Student loans	—	25	73	—	2	—	—	4.5	100.0	(123)
Non-U.S. residential mortgage backed securities	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	36.7	57.2	(3,258)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	36.7	100.0	(3,278)
Non-agency MBS	—	—	12	—	29	21	38	—	—	20
CMBS	95	5	—	—	—	—	—	5.2	8.0	(574)	91% / 9%
Total held-for-maturity portfolio	82%	7%	9%	1%	1%	—%	—%	$64.3	100.0%	$(4,157)	93% / 7%

Amortized Cost	$53.1	$4.2	$5.6	$0.4	$0.9	$0.1	$—

Total investment securities								$109.7			79% / 21%

(1) At June 30, 2022, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $826 million, after-tax unrealized loss on securities held-to-maturity of $3,011 million and after-tax unrealized gain primarily related to securities previously transferred from available-for-sale to held-to-maturity of $842 million.

(2) At June 30, 2022, fixed-to-floating rate securities had a book value of approximately $47 million or 0.04% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other		Corporate Bonds	Covered Bonds	Other
Available-for-sale:
Canada	$3.9	AA	$2.9	$—	$—		$0.2	$—	$0.8
Australia	2.6	AAA	1.0	1.1	—		0.2	—	0.3
United Kingdom	1.6	AA	0.8	0.5	0.2		0.1	—	—
Germany	1.3	AA	0.9	—	0.4		—	—	—
France	1.1	AAA	0.2	—	0.8		0.1	—	—
Austria	0.9	AA	0.9	—	—		—	—	—
Hong Kong	0.8	AA	0.8	—	—		—	—	—
Japan	0.8	A	0.7	—	—		0.1	—	—
Netherlands	0.7	AAA	0.2	0.3	0.1		0.1	—	—
Finland	0.4	AA	0.4	—	—	—	—	—	—
Italy	0.3	AA	—	0.1	0.2		—	—	—
Spain	0.2	A	0.1	—	0.1		—	—	—
Brazil	0.2	BB	0.2	—	—		—	—	—
Republic of Korea	0.1	AA	0.1	—	—		—	—	—
Other	6.1	AAA	5.8	—	0.1		0.2	—	—
Total Non-U.S. Investments(3)	$21.0		$15.0	$2.0	$1.9		$1.0	$—	$1.1
U.S. Investments	24.4
Total available-for-sale	$45.4
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other		Corporate Bonds	Covered Bonds	Other
Held-to-maturity:
Spain	$0.8	BBB	$0.8	$—	$—		$—	$—	$—
Belgium	0.7	AA	0.7	—	—		—	—	—
France	0.6	AA	0.6	—	—		—	—	—
Ireland	0.4	A	0.4	—	—		—	—	—
Singapore	0.3	AAA	0.3	—	—		—	—	—
Austria	0.3	AA	0.3	—	—		—	—	—
Netherlands	0.2	AAA	0.2	—	—		—	—	—
Finland	0.2	AA	0.2	—	—		—	—	—
Germany	0.1	AA	0.1	—	—		—	—	—
Other	2.8	AAA	2.8	—	—		—	—	—
Total Non-U.S. Investments(3)	$6.4		$6.4	$—	$—		$—	$—	$—
U.S. Investments	57.9
Total held-for-maturity	$64.3

Total Investment Portfolio	$109.7

(1) Sovereign debt is reflected in the government / agency column.
(2) As of June 30, 2022, other non-U.S. investments include $5.7 billion supranational bonds in AFS securities and $2.8 billion supranational bonds in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$14,052	$15,048	$15,159	$15,722	$15,140	$13,609	(9.6)%	(10.1)%
Mutual funds	10,439	10,873	11,505	11,575	10,825	9,642	(11.3)	(10.9)
Pension products	7,843	8,291	8,497	8,443	8,191	7,764	(6.4)	(5.2)
Insurance and other products	7,929	8,385	8,176	7,938	7,568	7,165	(14.5)	(5.3)
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	$38,180	(10.4)	(8.5)
By Asset Class:
Equities	$22,825	$24,792	$25,350	$25,974	$25,249	$21,953	(11.5)	(13.1)
Fixed-income	13,022	13,079	12,808	12,587	11,303	10,716	(18.1)	(5.2)
Short-term and other investments	4,416	4,726	5,179	5,117	5,172	5,511	16.6	6.6
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	$38,180	(10.4)	(8.5)
By Geographic Location(2):
Americas	$29,530	$31,280	$31,934	$32,427	$31,027	$28,207	(9.8)	(9.1)
Europe/Middle East/Africa	8,256	8,716	8,748	8,599	8,103	7,498	(14.0)	(7.5)
Asia/Pacific	2,477	2,601	2,655	2,652	2,594	2,475	(4.8)	(4.6)
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	$38,180	(10.4)	(8.5)
Assets Under Custody(3)
By Product Classification:
Collective funds, including ETFs	$11,895	$12,785	$12,881	$13,448	$13,107	$11,669	(8.7)	(11.0)
Mutual funds	8,811	9,188	9,369	9,491	8,833	7,869	(14.4)	(10.9)
Pension products	6,283	6,671	6,798	6,733	6,576	6,215	(6.8)	(5.5)
Insurance and other products	3,145	3,303	3,316	3,173	2,931	2,856	(13.5)	(2.6)
Total Assets Under Custody	$30,134	$31,947	$32,364	$32,845	$31,447	$28,609	(10.4)	(9.0)
By Geographic Location(2):
Americas	$22,715	$24,015	$24,380	$24,864	$23,655	$21,389	(10.9)	(9.6)
Europe/Middle East/Africa	5,564	5,957	5,994	5,988	5,786	5,309	(10.9)	(8.2)
Asia/Pacific	1,855	1,975	1,990	1,993	2,006	1,911	(3.2)	(4.7)
Total Assets Under Custody	$30,134	$31,947	$32,364	$32,845	$31,447	$28,609	(10.4)	(9.0)

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$84	$83	$79	$80	$67	$62	(25.3)%	(7.5)%
Passive	2,198	2,378	2,361	2,594	2,463	2,024	(14.9)	(17.8)
Total Equity	2,282	2,461	2,440	2,674	2,530	2,086	(15.2)	(17.5)
Fixed-Income:
Active	91	100	101	103	98	89	(11.0)	(9.2)
Passive	463	510	509	520	503	461	(9.6)	(8.3)
Total Fixed-Income	554	610	610	623	601	550	(9.8)	(8.5)
Cash(1)	372	381	367	368	393	403	5.8	2.5
Multi-Asset-Class Solutions:
Active	34	35	35	34	33	29	(17.1)	(12.1)
Passive	155	172	174	188	196	173	0.6	(11.7)
Total Multi-Asset-Class Solutions	189	207	209	222	229	202	(2.4)	(11.8)
Alternative Investments(2):
Active	27	63	58	56	51	42	(33.3)	(17.6)
Passive	167	175	178	195	218	192	9.7	(11.9)
Total Alternative Investments	194	238	236	251	269	234	(1.7)	(13.0)
Total Assets Under Management	$3,591	$3,897	$3,862	$4,138	$4,022	$3,475	(10.8)	(13.6)
By Geographic Location:
North America	$2,512	$2,749	$2,732	$2,931	$2,878	$2,525	(8.1)	(12.3)
Europe/Middle East/Africa	530	570	558	592	593	521	(8.6)	(12.1)
Asia/Pacific	549	578	572	615	551	429	(25.8)	(22.1)
Total Assets Under Management	$3,591	$3,897	$3,862	$4,138	$4,022	$3,475	(10.8)	(13.6)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$69	$73	$69	$72	$84	$77	5.5%	(8.3)%
Equity	777	844	849	970	940	791	(6.3)	(15.9)
Fixed-Income	122	128	131	135	134	130	1.6	(3.0)
Multi-Asset	—	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$968	$1,046	$1,050	$1,178	$1,159	$999	(4.5)	(13.8)

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$165.2	$195.7	$149.8	$101.7	$(66.7)	$(275.6)
Money Market	156.4	33.1	15.2	200.8	(143.4)	(54.2)
ETF	148.4	122.6	77.1	156.5	181.2	93.2
Total Flows	$470.0	$351.4	$242.1	$459.0	$(28.9)	$(236.6)

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$237.0	$225.8	$192.1	$154.6	$9.7	$(32.2)
Money Market	(91.0)	(9.8)	(4.3)	109.7	(68.9)	(4.8)
ETF	54.2	51.1	36.8	34.7	45.4	24.0
Total Flows	$200.2	$267.1	$224.6	$299.0	$(13.8)	$(13.0)

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The second quarter of 2022 data for North America (US domiciled) includes Morningstar actuals for April and May 2022 and Morningstar estimates for June 2022.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The second quarter of 2022 data for Europe is on a rolling three month basis for March 2022 through May 2022, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	2Q21	1Q22	2Q22		2Q22 vs. 2Q21	2Q22 vs. 1Q22		2Q21		1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22		2Q21	1Q22		2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22	2Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22
Servicing fees	$1,394	$1,368	$1,297		(7.0)%	(5.2)%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,394	$1,368	$1,297	(7.0)%	(5.2)%
Management fees	—	—	—		—	—		504		520	490	(2.8)	(5.8)		—	—		—	—	—	504	520	490	(2.8)	(5.8)
Foreign exchange trading services	270	342	313		15.9	(8.5)		16		17	18	12.5	5.9		—	—		—	—	—	286	359	331	15.7	(7.8)
Securities finance	106	93	102		(3.8)	9.7		3		3	5	66.7	66.7		—	—		—	—	—	109	96	107	(1.8)	11.5
Software and processing fees	211	201	188		(10.9)	(6.5)		—		—	—	nm	nm		—	—		—	—	—	211	201	188	(10.9)	(6.5)
Other fee revenue	3	46	(12)		nm	nm		7		(17)	(31)	nm	nm		—	—		—	—	—	10	29	(43)	nm	nm
Total fee revenue	1,984	2,050	1,888		(4.8)	(7.9)		530		523	482	(9.1)	(7.8)		—	—		—	—	—	2,514	2,573	2,370	(5.7)	(7.9)
Net interest income	468	509	588		25.6	15.5		(1)		—	(4)	nm	nm		—	—		—	—	—	467	509	584	25.1	14.7
Total other income	—	(1)	(1)		nm	nm		—		—	—	—	—		53	—		—	—	nm	53	(1)	(1)	nm	nm
Total revenue	2,452	2,558	2,475		0.9	(3.2)		529		523	478	(9.6)	(8.6)		53	—		—	nm	nm	3,034	3,081	2,953	(2.7)	(4.2)
Provision for credit losses	(15)	—	10		nm	nm		—		—	—	—	—		—	—		—	—	—	(15)	—	10	nm	nm
Total expenses	1,755	1,925	1,767		0.7	(8.2)		346		389	327	(5.5)	(15.9)		10	13		14	nm	nm	2,111	2,327	2,108	(0.1)	(9.4)
Income before income tax expense	$712	$633	$698		(2.0)	10.3		$183		$134	$151	(17.5)	12.7		$43	$(13)		$(14)	nm	nm	$938	$754	$835	(11.0)	10.7
Pre-tax margin	29.0%	24.7%	28.2%		(80)	350	bps	34.6%		25.6%	31.6%	(300)	600	bps							30.9%	24.5%	28.3%	(260)	380	bps

	Six Months Ended June 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2021	2022	YTD2022 vs. YTD2021		2021	2022		YTD2022 vs. YTD2021		2021	2022	YTD2022 vs. YTD2021	2021		2022	YTD2022 vs. YTD2021
Servicing fees	$2,763	$2,665	(3.5)%		$—	$—		—%		$—	$—	—%	$2,763		$2,665	(3.5)%
Management fees	—	—	—		997	1,010		1.3		—	—	—	997		1,010	1.3
Foreign exchange trading services	603	655	8.6		29	35		20.7		—	—	—	632		690	9.2
Securities finance	201	195	(3.0)		7	8		14.3		—	—	—	208		203	(2.4)
Software and processing fees	371	389	4.9		—	—		nm		—	—	—	371		389	4.9
Other fee revenue	17	34	nm		9	(48)		nm		—	—	—	26		(14)	nm
Total fee revenue	3,955	3,938	(0.4)		1,042	1,005		(3.6)		—	—	—	4,997		4,943	(1.1)
Net interest income	941	1,097	16.6		(7)	(4)		(42.9)		—	—	—	934		1,093	17.0
Total other income	—	(2)	nm		—	—		—		53	—	nm	53		(2)	nm
Total revenue	4,896	5,033	2.8		1,035	1,001		(3.3)		53	—	(100.0)	5,984		6,034	0.8
Provision for loan losses	(24)	10	nm		—	—		—		—	—	—	(24)		10	nm
Total expenses	3,634	3,692	1.6		743	716		(3.6)		66	27	(59.1)	4,443		4,435	(0.2)
Income before income tax expense	$1,286	$1,331	3.5		$292	$285		(2.4)		$(13)	$(27)	107.7	$1,565		$1,589	1.5
Pre-tax margin	26.3%	26.4%	10	bps	28.2%	28.5%		30	bps				26.2%		26.3%	10	bps

(1) Represents costs incurred that are not allocated to a specific line of business, including certain severance and restructuring costs, employee costs, acquisition costs and certain provisions for legal contingencies.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters						% Change
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22
Allowance for credit losses:
Beginning balance	$148	$135	$121	$117	$108	$107	(20.7)%	(0.9)%
Provision for credit losses (funded commitments)	—	(19)	(3)	(7)	—	11	nm	nm
Provision for credit losses (unfunded commitments)	(7)	4	1	—	—	(1)	nm	—
Provision for credit losses (investment securities and all other)	(2)	—	—	—	—	—	nm	—
Total provision	(9)	(15)	(2)	(7)	—	10	nm	nm
Charge-offs	—	(1)	(1)	—	(1)	(3)	nm	nm
Other(1)	(4)	2	(1)	(2)	—	—	nm	nm
Ending balance(2)	$135	$121	$117	$108	$107	$114	(5.8)	6.5

Allowance for credit losses:
Loans	$118	$100	$95	$87	$86	$95	(5.0)	10.5
Investment securities	2	2	2	2	2	1	(50.0)	(50.0)
Unfunded (off-balance sheet) commitments	15	19	20	19	19	18	(5.3)	(5.3)
All other	—	—	—	—	—	—	—	—
Ending balance(2)	$135	$121	$117	$108	$107	$114	(5.8)	6.5

(1) Consists primarily of FX translation.
(2) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21		2Q22 vs. 1Q22		2021	2022	YTD2022 vs. YTD2021
Fee Revenue:
Total fee revenue, GAAP-basis	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	(5.7)%		(7.9)%		$4,997	$4,943	(1.1)%
Total fee revenue, excluding notable items	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	(5.7)		(7.9)		$4,997	$4,943	(1.1)

Total Revenue:
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	$2,953	(2.7)%		(4.2)%		$5,984	$6,034	0.8%
Less: total other income(1)	—	(53)	—	(58)	—	—	nm		—		(53)	—	nm
Total revenue, excluding notable items	$2,950	$2,981	$2,990	$2,995	$3,081	$2,953	(0.9)		(4.2)		$5,931	$6,034	1.7

Expenses:
Total expenses, GAAP-basis	$2,332	$2,111	$2,116	$2,330	$2,327	$2,108	(0.1)%		(9.4)%		$4,443	$4,435	(0.2)%
Less: Notable expense items:
Acquisition and restructuring costs(2)	(10)	(11)	(18)	(26)	(9)	(12)	9.1		33.3		(21)	(21)	—
Compensation and employee benefits	—	—	—	32	—	—	—		—		—	—	—
Occupancy	—	—	—	(29)	—	—	—		—		—	—	—
Repositioning (charges) / release	—	—	—	3	—	—	—		—		—	—	—
Deferred incentive compensation expense acceleration(3)	—	—	—	(147)	—	—	—		—		—	—	—
Legal and other	(29)	11	—	—	—	—	nm		—		(18)	—	nm
Total expenses, excluding notable items	2,293	2,111	2,098	2,160	2,318	2,096	(0.7)		(9.6)		4,404	4,414	0.2
Seasonal expenses	(176)	—	—	—	(208)	—	—		nm		(176)	(208)	18.2
Total expenses, excluding notable items and seasonal expenses	$2,117	$2,111	$2,098	$2,160	$2,110	$2,096	(0.7)		(0.7)		$4,228	$4,206	(0.5)

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	(5.7)%		(7.9)%		$4,997	$4,943	(1.1)%
Total expenses, GAAP-basis	2,332	2,111	2,116	2,330	2,327	2,108	(0.1)		(9.4)		4,443	4,435	(0.2)
Fee operating leverage, GAAP-basis							(560)	bps	150	bps			(90)	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	(5.7)%		(7.9)%		$4,997	$4,943	(1.1)%
Total expenses, excluding notable items (as reconciled above)	2,293	2,111	2,098	2,160	2,318	2,096	(0.7)		(9.6)		4,404	4,414	0.2
Fee operating leverage, excluding notable items							(500)	bps	170	bps			(130)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	$2,953	(2.7)%		(4.2)%		$5,984	$6,034	0.8%
Total expenses, GAAP-basis	2,332	2,111	2,116	2,330	2,327	2,108	(0.1)		(9.4)		4,443	4,435	(0.2)
Operating leverage, GAAP-basis							(260)	bps	520	bps			100	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$2,950	$2,981	$2,990	$2,995	$3,081	$2,953	(0.9)%		(4.2)%		$5,931	$6,034	1.7%
Total expenses, excluding notable items (as reconciled above)	2,293	2,111	2,098	2,160	2,318	2,096	(0.7)		(9.6)		4,404	4,414	0.2
Operating leverage, excluding notable items							(20)	bps	540	bps			150	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date			% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21		2Q22 vs. 1Q22		2021		2022	YTD2022 vs. YTD2021
Net Income :
Net Income GAAP-basis	$519	$763	$714	$697	$604	$747	(2.1)%		23.7%		$1,282		$1,351	5.4
Less: Notable items
Total other income(1)	—	(53)	—	(58)	—	—					(53)		—
Acquisition and restructuring costs(2)	10	11	18	26	9	12					21	—	21
Repositioning charges / (release)	—	—	—	(3)	—	—					—	—	—
Deferred incentive compensation expense acceleration(3)	—	—	—	147	—	—					—		—
Legal and other	29	(11)	—	—	—	—					18	—	—
Tax impact of notable items	(10)	16	(5)	(29)	(2)	(3)					6	—	(5)
Net Income, excluding notable items	$548	$726	$727	$780	$611	$756	4.1		23.7		$1,274		$1,367	7.3

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$489	$728	$693	$662	$583	$712	(2.2)%		22.1%		$1,217		$1,295	6.4%
Less: Notable items
Total other income(1)	—	(53)	—	(58)	—	—					(53)		—
Acquisition and restructuring costs(2)	10	11	18	26	9	12					21		21
Repositioning charges / (release)	—	—	—	(3)	—	—					—		—
Deferred incentive compensation expense acceleration(3)	—	—	—	147	—	—					—		—
Legal and other	29	(11)	—	—	—	—					18		—
Preferred securities redemption(4)	5	—	—	—	—	—					5		—
Tax impact of notable items	(10)	16	(5)	(29)	(2)	(3)					6		(5)
Net Income Available to Common Shareholders, excluding notable items	$523	$691	$706	$745	$590	$721	4.3		22.2		$1,214		$1,311	8.0

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.37	$2.07	$1.96	$1.78	$1.57	$1.91	(7.7)%		21.7%		$3.44		$3.48	1.2%
Less: Notable items
Total other income(1)	—	(0.10)	—	(0.11)	—	—					(0.10)		—
Acquisition and restructuring costs(2)	0.02	0.02	0.04	0.05	0.02	0.03					0.04		0.04
Repositioning charges / (release)	—	—	—	(0.01)	—	—					—		—
Deferred incentive compensation expense acceleration(3)	—	—	—	0.29	—	—					—		—
Legal and other	0.06	(0.02)	—	—	—	—					0.04		—
Preferred securities redemption(4)	0.02	—	—	—	—	—					0.01		—
Diluted earnings per share, excluding notable items	$1.47	$1.97	$2.00	$2.00	$1.59	$1.94	(1.5)		22.0		$3.43		$3.52	2.6

Pre-tax Margin:
Pre-tax margin, GAAP-basis	21.3%	30.9%	29.3%	23.9%	24.5%	28.3%	(260)	bps	380	bps	26.2%		26.3%	10	bps
Less: Notable items
Total other income(1)	—	(1.2)	—	(1.4)	—	—					(0.7)		—
Acquisition and restructuring costs(2)	0.3	0.4	0.6	0.8	0.3	0.4					0.4		0.4
Repositioning charges	—	—	—	—	—	—					—		—
Deferred incentive compensation expense acceleration(3)	—	—	—	4.8	—	—					—		—
Legal and other	1.0	(0.4)	—	—	—	—					0.3		—
Pre-tax margin, excluding notable items	22.6%	29.7%	29.9%	28.1%	24.8%	28.7%	(100)		390		26.2%		26.7%	50

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q22 vs. 2Q21		2Q22 vs. 1Q22		2021	2022	YTD2022 vs. YTD2021
Return on Average Common Equity:
Return on average common equity, GAAP-basis	8.4%	12.6%	11.6%	10.3%	9.5%	12.1%	(50)	bps	260	bps	10.5%	10.8%	30	bps
Less: Notable items
Total other income(1)	—	(1.0)	—	(0.9)	—	—					(0.5)	—
Acquisition and restructuring costs(2)	0.2	0.2	0.3	0.4	0.2	0.1					0.2	0.1
Repositioning charges	—	—	—	—	—	—					—	—
Deferred incentive compensation expense acceleration(3)	—	—	—	2.3	—	—					—	—
Legal and other	0.5	(0.2)	—	—	—	—					0.2	—
Preferred securities redemption(4)	0.1	—	—	—	—	—					—	—
Tax impact of notable items	(0.2)	0.3	(0.1)	(0.5)	—	—					0.1	—
Return on average common equity, excluding notable items	9.0%	11.9%	11.8%	11.6%	9.7%	12.2%	30		250		10.5%	10.9%	40

(1) Amount in 2021 consists of $58 million related to the sale of investment securities and $53 million gain on the sale of a majority share of our WMS business.
(2) Acquisition and restructuring costs of approximately $12 million in 2Q22, consisting of acquisition costs primarily related to BBH Investor Services.
(3) Amount in 2021 reflects $142 million related to the acceleration of expenses associated with certain cash settled deferred incentive compensation awards and $5 million related to employee benefits.

(4) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021.The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2018(1)	2019	2020	2021
Total revenue:
Total revenue, GAAP-basis	$12,131	$11,756	$11,703	$12,027
Less: Total other income	—	(44)	—	(111)
Add: Legal and other	8	—	—	—
Total revenue, excluding notable items	12,139	11,712	11,703	11,916

Provision for credit losses	15	10	88	(33)
Total expenses:
Total expenses, GAAP-basis	9,015	9,034	8,716	8,889
Less:
Acquisition and restructuring costs	(24)	(77)	(50)	(65)
Deferred incentive compensation expense acceleration	—	—	—	(147)
Legal and other	(42)	(172)	9	(18)
Repositioning (charges) / release(1)	(324)	(110)	(133)	3
Total expenses, excluding notable items	8,625	8,675	8,542	8,662
Income before income tax expense, excluding notable items	$3,499	$3,027	$3,073	$3,287

Income before income tax expense, GAAP-basis	$3,101	$2,712	$2,899	$3,171

Pre-tax margin, excluding notable items	28.8%	25.8%	26.3%	27.6%
Pre-tax margin, GAAP-basis	25.6	23.1	24.8	26.4

(1) Includes charges in 2018 that were previously disclosed as "Business exit: Channel Islands".

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	2Q21	1Q22	2Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22	2Q22 vs. 2Q21	2Q22 vs. 1Q22
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,290	$1,268	$1,205	$(38)	$(18)	$1,243	$1,223	(3.6)%	(3.5)%
Middle office services	104	100	92	(3)	(1)	95	93	(8.7)	(7.0)
Servicing fees	1,394	1,368	1,297	(41)	(19)	1,338	1,316	(4.0)	(3.8)
Management fees	504	520	490	(9)	(5)	499	495	(1.0)	(4.8)
Foreign exchange trading services	286	359	331	—	—	331	331	15.7	(7.8)
Securities finance	109	96	107	(1)	—	108	107	(0.9)	11.5
Front office software and data	148	138	126	(1)	(1)	127	127	(14.2)	(8.0)
Lending related and other fees	63	63	62	—	—	62	62	(1.6)	(1.6)
Software and processing fees	211	201	188	(1)	(1)	189	189	(10.4)	(6.0)
Other fee revenue	10	29	(43)	1	—	(44)	(43)	nm	nm
Total fee revenue	2,514	2,573	2,370	(51)	(25)	2,421	2,395	(3.7)	(6.9)
Net interest income	467	509	584	(12)	(6)	596	590	27.6	15.9
Total other income	53	(1)	(1)	—	—	(1)	(1)	nm	nm
Total revenue	$3,034	$3,081	$2,953	$(63)	$(31)	$3,016	$2,984	(0.6)	(3.1)
Expenses:
Compensation and employee benefits	$1,077	$1,232	$1,046	$(38)	$(21)	$1,084	$1,067	0.6	(13.4)
Information systems and communications	398	423	392	(4)	(2)	396	394	(0.5)	(6.9)
Transaction processing services	263	264	240	(6)	(3)	246	243	(6.5)	(8.0)
Occupancy	100	95	96	(4)	(2)	100	98	—	3.2
Acquisition and restructuring costs	11	9	12	—	—	12	12	9.1	33.3
Amortization of other intangible assets	63	61	60	(2)	(1)	62	61	(1.6)	—
Other	199	243	262	(6)	(5)	268	267	34.7	9.9
Total expenses	$2,111	$2,327	$2,108	$(60)	$(34)	$2,168	$2,142	2.7	(8.0)

Total expenses, excluding notable items - Non-GAAP	$2,111	$2,318	$2,096	$(60)	$(34)	$2,156	$2,130	2.1	(8.1)
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	$1,034	$1,086	$1,050	$(22)	$(13)	$1,072	$1,063	3.7	(2.1)

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2021	2022	YTD2022 vs.YTD2021	2022	YTD2022 vs. YTD2021
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$2,556	$2,473	$(58)	$2,531	(1.0)%
Middle office services	207	192	(4)	196	(5.3)
Servicing fees	2,763	2,665	(62)	2,727	(1.3)
Management fees	997	1,010	(13)	1,023	2.6
Foreign exchange trading services	632	690	—	690	9.2
Securities finance	208	203	(1)	204	(1.9)
Front office software and data	244	264	(1)	265	8.6
Lending related and other fees	127	125	(1)	126	(0.8)
Software and processing fees	371	389	(2)	391	5.4
Other fee revenue	26	(14)	(1)	(13)	nm
Total fee revenue	4,997	4,943	(79)	5,022	0.5
Net interest income	934	1,093	(18)	1,111	19.0
Total other income	53	(2)	3	(5)	nm
Total revenue	$5,984	$6,034	$(94)	$6,128	2.4
Expenses:
Compensation and employee benefits	$2,319	$2,278	$(51)	$2,329	0.4
Information systems and communications	819	815	(6)	821	0.2
Transaction processing services	533	504	(8)	512	(3.9)
Occupancy	209	191	(7)	198	(5.3)
Acquisition and restructuring costs	21	21	—	21	—
Amortization of other intangible assets	121	121	(3)	124	2.5
Other	421	505	(10)	515	22.3
Total expenses	$4,443	$4,435	$(85)	$4,520	1.7

Total expenses, excluding notable items - Non-GAAP	$4,404	$4,414	$(85)	$4,499	2.2
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	$2,085	$2,136	$(34)	$2,170	4.1

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits (as shown above).
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated average common shareholders’ equity by average consolidated total assets, after reducing both amounts by average goodwill and average other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude average cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Average tangible common equity and adjusted average tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Average consolidated total assets		$296,328	$308,195	$291,459	$303,007	$295,010	$291,435
Less:
Average goodwill		7,662	7,652	7,621	7,628	7,599	7,501
Average other intangible assets		1,798	1,987	1,901	1,850	1,782	1,693
Average cash balances held at central banks in excess of required reserves		92,207	97,257	77,207	83,931	73,339	71,714
Plus related deferred tax liabilities		489	490	495	499	499	494
Average tangible assets	A	$195,150	$201,789	$205,225	$210,097	$212,789	$211,021
Average consolidated common shareholders' equity		$23,583	$23,252	$23,791	$25,393	$24,791	$23,687
Less:
Average goodwill		7,662	7,652	7,621	7,628	7,599	7,501
Average other intangible assets		1,798	1,987	1,901	1,850	1,782	1,693
Plus related deferred tax liabilities		489	490	495	499	499	494
Average tangible common equity	B	$14,612	$14,103	$14,764	$16,414	$15,909	$14,987
Average tangible common equity ratio	B/A	7.5%	7.0%	7.2%	7.8%	7.5%	7.1%

GAAP-basis:
Net income available to common shareholders		$489	$728	$693	$662	$583	$712
Return on tangible common equity - Non-GAAP		13.4%	17.3%	17.3%	15.7%	14.7%	17.3%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

		Basel III Advanced Approaches(1)						Basel III Standardized Approach(2)
(Dollars in millions)		1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Ratios and Supporting Calculations:
Common equity tier 1 capital	A	$13,443	$13,691	$15,831	$15,947	$15,026	$14,882	$13,443	$13,691	$15,831	$15,947	$15,026	$14,882
Total risk-weighted assets	B	113,051	116,458	114,878	111,398	114,969	110,480	124,324	121,922	117,229	111,667	126,725	115,404
Common equity tier 1 risk-based capital ratio	A/B	11.9%	11.8%	13.8%	14.3%	13.1%	13.5%	10.8%	11.2%	13.5%	14.3%	11.9%	12.9%

Tier 1 capital	C	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858
Tier 1 risk-based capital ratio	C/B	13.6%	13.5%	15.5%	16.1%	14.8%	15.3%	12.4%	12.9%	15.2%	16.1%	13.4%	14.6%

Total capital	D	$17,220	$17,259	$19,397	$19,511	$18,588	$18,239	$17,355	$17,379	$19,514	$19,619	$18,693	$18,352
Total risk-based capital ratio	D/B	15.2%	14.8%	16.9%	17.5%	16.2%	16.5%	14.0%	14.3%	16.6%	17.6%	14.8%	15.9%

Tier 1 capital	E	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858
Leverage exposure(3)	F	285,480	298,682	281,952	293,567	285,788	282,526	285,480	298,682	281,952	293,567	285,788	282,526
Tier 1 leverage ratio	E/F	5.4%	5.2%	6.3%	6.1%	5.9%	6.0%	5.4%	5.2%	6.3%	6.1%	5.9%	6.0%

On-and off-balance sheet leverage exposure		223,451	241,743	246,609	251,879	264,616	263,538	223,451	241,743	246,609	251,879	264,616	263,538
Less: regulatory deductions		(9,586)	(9,500)	(9,507)	(9,440)	(9,222)	(8,909)	(9,586)	(9,500)	(9,507)	(9,440)	(9,222)	(8,909)
Total leverage exposure for SLR	G	213,865	232,243	237,102	242,439	255,394	254,629	213,865	232,243	237,102	242,439	255,394	254,629
Supplementary leverage ratio(4)	E/G	7.2%	6.7%	7.5%	7.4%	6.7%	6.6%	7.2%	6.7%	7.5%	7.4%	6.7%	6.6%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of June 30, 2022 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of June 30, 2022 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.